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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   June 29, 2001

                        ZENITH ELECTRONICS CORPORATION
     ---------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                        1-4115               36-1996520
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                             2000 Millbrook Drive
                         Lincolnshire, Illinois  60069
                   (Address of principal executive offices)

                                 847-941-8000
             (Registrant's telephone number, including area code)

          Item 5.  Other Events

          The registrant has determined that there are fewer than 300 holders of record, as defined pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"), of the registrant's 8.19% Senior Debentures due 2009. As a result, the registrant intends promptly after the filing of this report to file a Form 15 with the SEC to suspend, effective immediately upon such filing, its obligation to file reports (including reports on SEC Forms 10-K, 10-Q and 8-K) under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended.

      Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

         (a)        Not applicable.

         (b)        Not applicable.
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         (c)        Exhibits: None



                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZENITH ELECTRONICS CORPORATION

Date:  June 29,  2001                  By:  /s/ Beverly A. Wyckoff
                                          --------------------------------
                                             Beverly A. Wyckoff
                                             Vice President, General Counsel and
                                             Secretary